ALLOWANCE FOR LOSS SHARING	12 Months Ended
Dec. 31, 2015
ALLOWANCE FOR LOSS SHARING
ALLOWANCE FOR LOSS SHARING
7.     ALLOWANCE FOR LOSS SHARING

Loans originated and sold by ACRE Capital to Fannie Mae under the Fannie Mae DUS program are subject to the terms and conditions of a Master Loss Sharing Agreement, which was amended and restated during 2012. Under the Master Loss Sharing Agreement, ACRE Capital is responsible for absorbing certain losses incurred by Fannie Mae with respect to loans originated under the DUS program, as described below in more detail. The compensation for this risk of loss is a component of servicing fees on the loan.

The losses incurred with respect to individual loans are allocated between ACRE Capital and Fannie Mae based on the loss level designation (“Loss Level”) for the particular loan. Loans are designated as Loss Level I, Loss Level II or Loss Level III. All loans are designated Loss Level I unless Fannie Mae and ACRE Capital agree upon a different Loss Level for a particular loan at the time of the loan commitment, or if Fannie Mae determines that the loan was not underwritten, processed or serviced according to Fannie Mae guidelines.

Losses on Loss Level I loans are shared 33.33% by ACRE Capital and 66.67% by Fannie Mae. The maximum amount of ACRE Capital’s risk-sharing obligation with respect to any Loss Level I loan is 33.33% of the original principal amount of the loan. Losses incurred in connection with Loss Level II and Loss Level III loans are allocated disproportionately to ACRE Capital until ACRE Capital has absorbed the maximum level of its risk-sharing obligation with respect to the particular loan. The maximum loss allocable to ACRE Capital for Loss Level II loans is 30% of the original principal amount of the loan, and for Loss Level III loans is 40% of the original principal amount of the loan.

According to the Master Loss Sharing Agreement, Fannie Mae may unilaterally increase the amount of the risk-sharing obligation of ACRE Capital with respect to individual loans without regard to a particular Loss Level if (a) the loan does not meet specific underwriting criteria, (b) the loan is defaulted within 12 months after it is purchased by Fannie Mae, or (c) Fannie Mae determines that there was fraud, material misrepresentation or gross negligence by ACRE Capital in its underwriting, closing, delivery or servicing of the loan. Under certain limited circumstances, Fannie Mae may require ACRE Capital to absorb 100% of the losses incurred on a loan by requiring ACRE Capital to repurchase the loan.

The amount of loss incurred on a particular loan is determined at the time the loss is incurred, for example, at the time a property is foreclosed by Fannie Mae (whether acquired by Fannie Mae or a third party) or at the time a loan is modified in connection with a default. Losses may be determined by reference to the price paid by a third party at a foreclosure sale or by reference to an appraisal obtained by Fannie Mae in connection with the default on the loan.

In connection with the Company’s acquisition of ACRE Capital, Alliant, Inc., a Florida corporation, and The Alliant Company, LLC, a Florida limited liability company (the “Sellers”), are jointly and severally obligated to fund directly (if permitted) or to reimburse ACRE Capital for amounts due and owing after the closing date to Fannie Mae pursuant to ACRE Capital’s allowance for loss sharing with respect to settlement of certain DUS program mortgage loans originated and serviced by ACRE Capital, subject to certain limitations. In addition, the Sellers are jointly and severally obligated to indemnify ACRE Capital for, among other things, certain losses arising from Sellers’ failure to fulfill the funding or reimbursement obligations described above. As of December 31, 2015 and 2014, the preliminary estimate of the portion of such contributions towards such losses relating to the allowance for loss sharing of ACRE Capital was $377 thousand and $494 thousand, respectively. Additionally, with respect to the settlement of certain non-designated DUS program mortgage loans originated and serviced by ACRE Capital, the Sellers are jointly and severally obligated to fund directly (if permitted) or to reimburse ACRE Capital in each of the three 12 month periods following the closing date for eighty percent (80%) of amounts due and owing after the closing date to Fannie Mae pursuant to ACRE Capital’s allowance for loss sharing in excess of $2.0 million during such 12 month period; provided that in no event shall Sellers obligations exceed in the aggregate $3.0 million for the entire three year period.

ACRE Capital uses several tools to manage its risk-sharing obligation, including maintenance of disciplined underwriting and approval processes and procedures, and periodic review and evaluation of underwriting criteria based on underlying multifamily housing market data and limitation of exposure to particular geographic markets and submarkets and to individual borrowers. In situations where payment under the guarantee is probable and estimable on a specific loan, the Company records an additional liability. The amount of the provision reflects the Company’s assessment of the likelihood of payment by the borrower, the estimated disposition value of the underlying collateral and the level of risk-sharing. Historically, among other factors, the loss recognition occurs at or before the loan becoming 60 days delinquent.

A summary of the Company’s allowance for loss sharing as of and for the years ended December 31, 2015, 2014 and 2013 is as follows ($ in thousands):

Balance at December 31, 2013	$16,480
Current period provision for loss sharing	(1,364)
Settlements/Writeoffs	(2,767)
Balance at December 31, 2014 (1)	$12,349
Current period provision for loss sharing	(1,093)
Settlements/Writeoffs	(2,287)
Balance at December 31, 2015 (1)	$8,969

(1)
Allowance for loss sharing is included in allowance for loss sharing as of December 31, 2015 and 2014 in the reconciliation of the carrying amounts of major classes of assets and liabilities of the discontinued operations held for sale to assets and liabilities of discontinued operations held for sale that are presented separately in the consolidated balance sheets. See Note 17 included in these consolidated financial statements for more information.

As of both December 31, 2015 and 2014, the maximum quantifiable allowance for loss sharing associated with the Company’s guarantees under the Fannie Mae DUS agreement was $1.1 billion from a total recourse at risk pool of $3.2 billion. Additionally, as of December 31, 2015 and 2014, the non-at risk pool was $855 thousand and $2.0 million, respectively. The at risk pool is subject to Fannie Mae’s Master Loss Sharing Agreement and the non-at risk pool is not subject to such agreement. The maximum quantifiable allowance for loss sharing is not representative of the actual loss the Company would incur. The Company would be liable for this amount only if all of the loans it services for Fannie Mae, for which the Company retains some risk of loss, were to default and all of the collateral underlying these loans was determined to be without value at the time of settlement.